UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-23c-3
Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811-8110 Date of Notification: November 17, 2005

2.	Exact name of investment company as specified in registration statement:

SPECIAL SITUATIONS FUND III, L.P.

3.	Address of principal executive office: 153 East 53rd Street, 55th Floor New York, NY 10022

4.	Check one of the following:

A.	[x] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Austin W. Marxe
Austin W. Marxe
Individual General Partner

OFFER DOCUMENT

SPECIAL SITUATIONS FUND III, L.P.
527 MADISON AVENUE, SUITE 2600
NEW YORK, NEW YORK 10022

OFFER TO ALL LIMITED PARTNERS TO REPURCHASE UP TO 10% OF ALL OUTSTANDING UNITS AT NET ASSET VALUE

OFFER LIMITED TO LIMITED PARTNERS THAT ARE QUALIFIED PURCHASERS FOR EXCHANGE OF ALL OUTSTANDING UNITS AT NET ASSET VALUE

DATED NOVEMBER 17, 2005

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON DECEMBER 16, 2005, UNLESS THE OFFER IS EXTENDED

To the limited partners of
Special Situations Fund III, L.P.:

TO ALL LIMITED PARTNERS. Special Situations Fund III, L.P. (the "Fund"), is offering to purchase for cash on the terms and conditions set forth in this Offer Document and the related Letter of Transmittal (which together constitute the "Cash Repurchase Offer") up to 10%1  of all outstanding units of the Fund pursuant to tenders by limited partners of the Fund ("Limited Partners"). (As used in this Offer Document, the term "Unit" or "Units" as the context requires, shall refer to the units of limited partnership interest in the Fund and portions thereof representing beneficial interests in the Fund.). Limited Partners who choose to participate in the Cash Repurchase Offer may tender all or a portion of their Units in exchange for a cash amount equal to the net asset value of the respective Units of the Fund as of the close of business on December 30, 2005 (the last business day of the year). This Cash Repurchase Offer is being made to all Limited Partners and is not conditioned on any minimum amount of Units being tendered, but is subject to certain conditions described below. Units are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the Fund's Limited Partnership Agreement, as amended (the "Limited Partnership Agreement").

TO LIMITED PARTNERS THAT ARE QUALIFIED PURCHASERS. The Fund is offering a one-time exchange option to Limited Partners that are Qualified Purchasers (“Qualified Purchasers”), as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”). Limited Partners that are Qualified Purchasers

1 If the Limited Partners tender for repurchase in the Cash Repurchase Offer more than 10% of the Units outstanding, the Board, as permitted by the Fund’s Limited Partnership Agreement, will exercise its discretion to increase such maximum by another 2% of the total Units outstanding (for a total of 12%).

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(collectively, the "QP Limited Partners") may tender, on the terms and conditions set forth in this Offer Document and the related Letter of Transmittal (which together constitute the "Exchange Tender Offer" and together with the Cash Repurchase Offer, the “Offers”) all of their Units that are not tendered and accepted pursuant to the Cash Repurchase Offer, in exchange for amount of units of Special Situations Fund III QP, L.P. ("SSF QP") equal in value to the Units of the Fund tendered for exchange, at a price equal to the net asset value (“NAV”) of the respective Units of the Fund as of the close of business on December 30, 2005 (the last business day of the year). SSF QP has the same general partner and investment objectives as the Fund as described in the SSF QP Confidential Private Placement Memorandum that accompanies this Offer Document. However, SSF QP is not registered as an investment company pursuant to the 1940 Act in reliance upon the exemption provided pursuant to Section 3(c)(7) of the 1940 Act for a limited partnership whose outstanding units are owned only by Qualified Purchasers. This Exchange Tender Offer is being made to all QP Limited Partners and is not conditioned on any minimum amount of Units being tendered, but is subject to certain conditions described below. Units are not traded on any established trading market and are subject to strict restrictions on transferability pursuant to the Fund's Limited Partnership Agreement.

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Limited Partners should realize that the value of the Units tendered will likely change between the date hereof and December 30, 2005, when the value of the Units tendered to the Fund will be determined for purposes of calculating the purchase or exchange value of such Units. Limited Partners tendering their Units should also note that they will remain limited partners in the Fund, with respect to the Units tendered and accepted by the Fund, through December 31, 2005 (the “Exchange Date”). Limited Partners may obtain daily net asset value information during the period from December 9, 2005 through December 15, 2005, by contacting the Fund at the telephone number or address set forth on page 2, Monday through Friday, except holidays, during normal business hours of 9:00 A.M. to 5:00 P.M. (Eastern Time).

Limited Partners desiring to tender their Units in either or both of the Offers should complete and sign the attached Letter of Transmittal and mail, fax it or send it by a national overnight courier service to the Fund in the manner set forth in Section 4 herein.

IMPORTANT

THE FUND MAKES NO RECOMMENDATION TO ANY LIMITED PARTNER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING UNITS. LIMITED PARTNERS MUST MAKE THEIR OWN DECISIONS WHETHER TO TENDER UNITS.

BECAUSE EACH LIMITED PARTNER'S INVESTMENT DECISION IS AN INDIVIDUAL ONE, BASED ON ITS FINANCIAL CIRCUMSTANCES, NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE FUND AS TO WHETHER ANY LIMITED PARTNER SHOULD TENDER UNITS PURSUANT TO THE OFFERS. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFERS OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR ON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Questions, requests for assistance and requests for additional copies of this Offer Document may be directed to:

SPECIAL SITUATIONS FUND III, L.P.
527 MADISON AVENUE, SUITE 2600
NEW YORK, NEW YORK 10022
TELEPHONE: (212) 207-6500
FAX: (212) 207-6515

TABLE OF CONTENTS

SUMMARY TERM SHEET	1

1. BACKGROUND AND PURPOSE OF THE OFFERS	5
2. THE CASH REPURCHASE OFFER	7
3. THE EXCHANGE TENDER OFFER	8
4. PROCEDURE FOR TENDERS	10
5. WITHDRAWAL RIGHTS	11
6. CERTAIN CONDITIONS OF THE OFFERS	11
7. CERTAIN INFORMATION ABOUT THE FUND	12
8. CERTAIN INFORMATION ABOUT SSF QP	13
9. CERTAIN FEDERAL INCOME TAX CONSEQUENCES	15
9. MISCELLANEOUS	16

SUMMARY TERM SHEET

THE CASH REPURCHASE OFFER

•
The Fund operates as an “interval fund” under Rule 23c-3 promulgated under the 1940 Act and conducts routine cash repurchase offers pursuant to its fundamental policies and Rule 23c-3 under the 1940 Act, as well as its Limited Partnership Agreement. Partners of SSF III are entitled to redeem Units at their NAV semi-annually, on June 30 and December 31 of each year. The Cash Repurchase Offer is such a “routine” cash repurchase offer to all Limited Partners. See Section 1 - Background and Purposes of the Offers.

•
The Cash Repurchase Offer will enable all Limited Partners of the Fund to choose to tender all or a portion of their Units to the Fund for a cash payment equal to the NAV of the Units tendered, as calculated on December 30, 2005 (the “Valuation Date”), the last business day in 2005. Subject to the limitations set forth below, Limited Partners may tender all of their Units or a portion of their Units. See Section 1 - Background and Purposes of the Offers.

•
The Board has determined that the maximum percentage of Units of the Fund to be repurchased pursuant to the Cash Repurchase Offer initially will be 10% of the total Units outstanding. If the amount of Units that are properly tendered pursuant to the Cash Repurchase Offer and not withdrawn pursuant to Section 5 below is less than or equal to 10% of the total Units outstanding, the Fund will, on the terms and subject to the conditions of the Cash Repurchase Offer, purchase all of the Units so tendered. If the Limited Partners tender for repurchase in the Cash Repurchase Offer more than 10% of the Units outstanding, the Board, as permitted by the Fund’s Limited Partnership Agreement, will exercise its discretion to increase such maximum by another 2% of the total Units outstanding (for a total of 12%). If the Cash Repurchase Offer remains oversubscribed, the Fund will repurchase Units tendered on a pro rata basis (based upon the number of Units submitted for purchase by each such holder). If a Limited Partner’s tender is accepted, the Fund will pay the entire value of the Units that are repurchased in cash on or before January 6, 2006. The funds to be used to satisfy tenders in the Cash Repurchase Offer will be obtained by utilizing cash on hand and/or liquidating a portion of the portfolio securities of the Fund. See Section 2 - The Cash Repurchase Offer.

•
The Cash Repurchase Offer will remain open until 5:00 p.m., Eastern Time, on December 16, 2005 unless extended. Limited Partners may obtain daily NAV information during the period from December 9, 2005 through December 15, 2005, by contacting the Fund at the telephone number or address set forth on page 2, Monday through Friday, except holidays, during normal business hours of 9:00 A.M. TO 5:00 P.M. (EASTERN TIME). See Section 2 - The Cash Repurchase Offer.

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THE EXCHANGE TENDER OFFER

•
A “grandfather” provision under Treasury Regulation Section 1.7704-1(l)(2), which has had the effect of allowing SSF III to satisfy a “private placement safe harbor” in applicable Treasury Regulations ensuring that it would not be treated as a publicly-traded partnership for federal income tax purposes, will expire on December 31, 2005. SSF III must satisfy one of the applicable “safe harbors” to ensure that it will not be treated as a publicly-traded partnership taxed as a corporation. To continue to satisfy the “private placement safe harbor” SSF III would be required to decrease the maximum number of partners from 500 to 100, so long as it remains a registered investment company. A publicly-traded partnership generally is taxed as a corporation subject to a double level of tax that could be extremely adverse to the Fund’s Partners. Unless the Fund satisfies a different “safe harbor,” the determination of whether it should be treated as a publicly-traded partnership would be made by applying a “facts and circumstances” test. To satisfy a safe harbor and avoid the uncertainty of the “facts and circumstances” test, the Fund would have to amend its repurchase offer policies to change the minimum repurchase offer amount from 10% of the Units outstanding per semi-annual period (or 20% per year) to 5% of Units outstanding per semi-annual period (or 10% per year) and to increase the repurchase request deadline from 14 days to 60 days prior to the repurchase pricing date. Thereafter, with certain exceptions (including the annual repurchase of up to an additional 2% of the Units outstanding), commencing in 2006 the Fund’s repurchase of Units during each year would have to be limited to 10% of the outstanding Units in order to satisfy this safe harbor and avoid the “facts and circumstances” test. See Section 1 - Background and Purposes of the Offers.

•
The purpose of the Exchange Tender Offer is to permit QP Limited Partners who do not approve of amending the Fund’s repurchase offer policies to exchange their Units in the Fund for equivalent Units in Special Situations Fund III QP, L.P. (“SSF QP”). SSF QP is a Delaware limited partnership that has been newly created to effect the Exchange Tender Offer. It will not be registered under the Investment Company Act of 1940 in reliance upon the exemption afforded by Section 3(c)(7) of that Act as all of its investors will be Qualified Purchasers. The Fund and SSF QP have the same general partner and the same investment objectives. QP Limited Partners should carefully read the SSF QP Confidential Private Placement Memorandum which accompanies this Offer Document prior to deciding to participate in the Exchange Tender Offer. See Section 1 - Background and Purposes of the Offers.

•
The Exchange Tender Offer will allow all of the QP Limited Partners (which are the only investors eligible to invest in SSF QP) a one-time exchange option where such Limited Partners can choose to tender their Units in exchange for an equal amount of full and fractional Units of SSF QP having the same NAV as the tendered Units of the Fund on the Valuation Date. The Cash Repurchase Offer is not limited by the Exchange Tender Offer. Thus, a QP Limited Partner may

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•	tender all of its Units in the Cash Repurchase Offer and not participate in the Exchange Tender Offer or a QP Limited Partner may tender less than all of its Units in the Cash Repurchase Offer and tender all (but not less than all) of its remaining Units in the Exchange Tender Offer. To clarify, a QP Limited Partner may participate in the Exchange Tender Offer only if such Limited Partner tenders, pursuant to the Exchange Tender Offer and/or the Cash Repurchase Offer, an aggregate of all of the Units held by such Limited Partner. See Section 3 - The Exchange Tender Offer.

•
The Exchange Tender Offer will remain open until 5:00 p.m., Eastern Time, on December 16, 2005 unless extended. Limited Partners may obtain daily NAV information during the period from December 9, 2005 through December 15, 2005, by contacting the Fund at the telephone number or address set forth on page 2, Monday through Friday, except holidays, during normal business hours of 9:00 A.M. TO 5:00 P.M. (EASTERN TIME). See Section 3 - The Exchange Tender Offer.

•
We have the right to cancel, amend or postpone the Exchange Tender Offer at any time before 5:00 p.m., Eastern Time, on December 16, 2005. Limited Partners tendering their Units should also note that they will remain limited partners in the Fund, with respect to the Units tendered and accepted by the Fund, through December 31, 2005. See Section 6 - Certain Conditions of the Offers.

GENERAL

•
Following this summary is a formal notice of our Cash Repurchase Offer for all Limited Partners and our Exchange Tender Offer for QP Limited Partners. The Offers remain open to you until 5:00 p.m., Eastern Time, on December 16, 2005, the expected expiration date of the Offers. Until that time, you have the right to change your mind and withdraw any tender of your Units. See Section 4 - Procedures for Tenders and Section 5- Withdrawal Rights.

•
If you would like us to tender all or a portion of your Units pursuant to the Cash Repurchase Offer or exchange your Units for units of SSF QP pursuant to the Exchange Tender Offer you should (i) mail or send by national overnight courier service the Letter of Transmittal (enclosed with this Offer Document), to the Fund, 527 Madison Avenue, Suite 2600, New York, New York 10022; or (ii) fax it to the Fund at (212) 207-6515, so that it is received before 5:00 p.m., Eastern Time, on December 16, 2005. IF YOU FAX THE LETTER OF TRANSMITTAL, YOU SHOULD MAIL THE ORIGINAL LETTER OF TRANSMITTAL TO THE FUND PROMPTLY AFTER YOU FAX IT (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 5:00 P.M., EASTERN TIME, ON DECEMBER 16, 2005). See Section 4 - Procedures for Tenders.

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•
As of the close of business on November 11, 2005, the net asset value of a Unit held by a Limited Partner was $26,705. Limited Partners should realize that the value of the Units tendered will likely change between such date and December 30, 2005, when the value of the Units tendered to the Fund will be determined for purposes of calculating the purchase or exchange value of such Units. Limited Partners may obtain daily net asset value information during the period from December 9, 2005 through December 15, 2005, by contacting the Fund at the telephone number or address set forth on page iii, Monday through Friday, except holidays, during normal business hours of 9:00 A.M. To 5:00 P.M. (Eastern Time). See Section 2 - Cash Repurchase Offer and Section 3- Exchange Tender Offer.

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1.  BACKGROUND AND PURPOSE OF THE OFFER.

THE CASH REPURCHASE OFFER. The Fund, which was organized as a Delaware limited partnership on October 18, 1993, is a closed-end management investment company registered with the Securities and Exchange Commission (the “Commission”) under the 1940 Act.2  The Fund operates as an “interval fund” under Rule 23c-3 promulgated under the 1940 Act and conducts routine cash repurchase offers pursuant to its fundamental policies and Rule 23c-3 under the 1940 Act, as well as its Limited Partnership Agreement. Partners of SSF III are entitled to redeem Units at their NAV semi-annually, on June 30 and December 31 of each year. For each semi-annual repurchase date, the Individual General Partners (collectively, the “Board”) determine the maximum percentage of Units to be repurchased, which currently must be at least 10% of the total Units outstanding and not more than 25% of the total Units outstanding on the redemption date (determined after redetermination of Units). The Cash Repurchase Offer is such a “routine” cash repurchase offer to all Limited Partners.

Units that are tendered to the Fund in connection with the Cash Repurchase Offer will be retired, although the Fund will issue new Units from time to time pursuant to non-public offerings limited to “accredited investors” (within the meaning of Regulation D promulgated under the Securities Act of 1934) who are also “qualified clients” (within the meaning of the Investment Advisers Act of 1940) as set forth in its Confidential Private Placement Memorandum.

THE EXCHANGE TENDER OFFER. A “grandfather” provision under Treasury Regulation Section 1.7704-1(l)(2), which has had the effect of allowing SSF III to satisfy a “private placement safe harbor” in applicable Treasury Regulations ensuring that it would not be treated as a publicly-traded partnership for federal income tax purposes, will expire on December 31, 2005. SSF III must satisfy one of the applicable “safe harbors” to ensure that it will not be treated as a publicly-traded partnership taxed as a corporation. To continue to satisfy the “private placement safe harbor” SSF III would be required to decrease the maximum number of partners from 500 to 100, so long as it remains a registered investment company. A publicly-traded partnership generally is taxed as a corporation subject to a double level of tax that could be extremely adverse to the Fund’s Partners. Unless the Fund satisfies a different “safe harbor,” the determination of whether it should be treated as a publicly-traded partnership would be made by applying a “facts and circumstances” test. To satisfy a safe harbor and avoid the uncertainty of the “facts and circumstances” test, the Fund would have to amend its repurchase offer policies to change the minimum repurchase offer amount from 10% of

2  The Fund has a corporate general partner, MGP Advisers Limited Partnership (the “Adviser”), which acts as its investment adviser, and individual general partners (“Individual General Partners,” and together with the Adviser, the “General Partners”) who serve in the same capacity as directors of a registered investment company organized as a corporation. The Individual General Partners are responsible for the overall management and supervision of the Fund. Following consummation of the Offers, the Individual General Partners shall remain in such capacity with the Fund. All other partners of the Fund are limited partners (“Limited Partners,” and together with the General Partners, the “Partners”).

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the Units outstanding per semi-annual period (or 20% per year) to 5% of Units outstanding per semi-annual period (or 10% per year) and to increase the repurchase request deadline from 14 days to 60 days prior to the repurchase pricing date. Thereafter, with certain exceptions (including the annual repurchase of up to an additional 2% of the Units outstanding), commencing in 2006 the Fund’s repurchase of Units during each year would have to be limited to 10% of the outstanding Units in order to satisfy this safe harbor and avoid the “facts and circumstances” test.3  The Board believes the modification limiting the size of withdrawals may not be satisfactory to the largest Limited Partners of the Fund (who are all Qualified Purchasers) because of the decrease in the liquidity of their Units.

The Fund seeks an equitable and efficient means to: (i) permit QP Limited Partners who do not approve of amending the Fund’s repurchase offer policies to exchange their Units in the Fund for equivalent Units in SSF QP in the Exchange Tender Offer, (ii) permit Unit holders who do not approve of amending the Fund’s repurchase offer policies to liquidate their investment in the Fund for cash in the Cash Repurchase Offer, and (iii) avoid disadvantaging the Fund Unit holders who would like to continue their investment in the Fund by amending its repurchase offer policies so as to fall within the Treasury Regulation safe harbor described above.

The Board also considered other alternatives to the Offers, after coming to the conclusion in May, 2005 that there was no likelihood that the expiration date of the “private placement safe harbor”, which had been in existence for approximately 10 years, would be extended. The Board considered having the Fund qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. This alternative was determined not to be preferable to the Offers because of the restrictions on SSF III’s operations and investments which would be expected to result therefrom, including limitations on the concentration of its portfolio, the requirement generally to distribute to investors 90% or more of its taxable and tax-exempt income, and the less favorable treatment of any operating losses or net capital losses, plus the additional anticipated administrative costs associated with such compliance with the applicable requirements and restrictions. The Board also considered the possibility of liquidating the Fund. This was not considered preferable to the Offers as it likely would result in the recognition of taxable gain for a number of Limited Partners and deny many of them the opportunity to obtain the investment management services of the Adviser.

The purpose of the Exchange Tender Offer is to permit QP Limited Partners who do not approve of amending the Fund’s repurchase offer policies to exchange their Units in the Fund for equivalent Units in SSF QP. SSF QP is a Delaware limited partnership that has been newly created to effect the Exchange Tender Offer. It will not be registered under the Investment Company Act of 1940 in reliance upon the exemption afforded by Section 3(c)(7) of that Act as all of its investors will be Qualified Purchasers. SSF QP is eligible to satisfy a “passive income” exception from the general rule that a publicly-traded

3 Subject to the approval of at least a majority of the outstanding Units held by Limited Partners after the Offers, commencing in 2006 SSF III’s repurchases will be so limited.

6

partnership shall be taxed as a corporation. It is expected that SSF QP’s gross income will consist of sufficient “passive income”, e.g., dividends, interest, and gain from the sale of securities, to satisfy this safe harbor. Therefore, the expiration of the “grandfathered” safe harbor under Treasury Regulation Section 1.7704-1(1)(2) does not affect SSF QP. In comparison, the Fund is not eligible to satisfy the “passive income” exception because it is a registered investment company. The Fund and SSF QP have the same general partner and the same investment objectives. QP Limited Partners should carefully read the SSF QP Confidential Private Placement Memorandum attached hereto prior to deciding to participate in the Exchange Tender Offer.

Units that are tendered to the Fund in connection with the Exchange Tender Offer will be retired, although the Fund may issue new Units from time to time pursuant to non-public offerings limited to “accredited investors” (within the meaning of Regulation D promulgated under the Securities Act of 1934) who are also “qualified clients” (within the meaning of the Investment Advisers Act of 1940) as set forth in its Confidential Private Placement Memorandum.

2.  THE CASH REPURCHASE OFFER.

The Cash Repurchase Offer will enable all Limited Partners of the Fund to choose to tender all or a portion of their Units to the Fund for a cash payment equal to the NAV of the Units tendered, as calculated on the Valuation Date, the last business day in 2005. Subject to the limitations set forth below, Limited Partners may tender all of their Units or the portion of their Units, as described below. The Cash Repurchase Offer is being made to all Limited Partners and is not conditioned on any minimum amount of Units being tendered. If a Limited Partners tender is accepted, the Fund will pay the entire values of the Units that are repurchased in cash on or before January 6, 2006. The funds to be used to satisfy tenders in the Cash Repurchase Offer will be obtained by utilizing cash on hand and/or liquidating a portion of the portfolio securities of the Fund.

The Board has determined that the maximum percentage of Units of the Fund to be repurchased pursuant to the Cash Repurchase Offer initially will be 10% of the total Units outstanding. If the amount of Units that are properly tendered pursuant to the Cash Repurchase Offer and not withdrawn pursuant to Section 5 below is less than or equal to 10% of the total Units outstanding, the Fund will, on the terms and subject to the conditions of the Cash Repurchase Offer, purchase all of the Units so tendered. If the Limited Partners tender for repurchase in the Cash Repurchase Offer more than 10% of the Units outstanding, the Board, as permitted by the Fund’s Limited Partnership Agreement, will exercise its discretion to increase such maximum by another 2% of the total Units outstanding (for a total of 12%). If the Cash Repurchase Offer remains oversubscribed, the Fund will repurchase Units tendered on a pro rata basis (based upon the number of Units submitted for purchase by each such holder). The Individual General Partners, the Adviser and the limited partners of the Adviser (Austin W. Marxe, David Greenhouse and Adam Stettner, collectively, the “Principals”) will not participate in the Cash Repurchase Offer.

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In order to maintain a fixed price per Unit of $25,000 for the repurchase of a Unit, the Fund will redetermine the number of Units held by each Partner on the Valuation Date (immediately before any repurchases of Units) to reflect allocations of profit or loss of the Fund. As a result, the number of Units owned by each Partner will equal the balance in such Partner's Book Capital Account on the Valuation Date divided by $25,000. By way of example only, if the net asset value of a Unit is $37,500 immediately prior to such redetermination, a Partner will be credited with 1.5 Units for each Unit owned on the Valuation Date. As a convenience to Partners, the enclosed Letter of Transmittal allows a Partner to tender a specified number of Units or a specified percentage of such Units, in each case at $25,000 per Unit.

The Cash Repurchase Offer will remain open until 5:00 p.m., Eastern Time, on December 16, 2005. The Cash Repurchase Offer may be suspended or postponed as described in Section 5 below. Limited Partners should realize that the value of the Units tendered likely will change between the date hereof and December 30, 2005, when the value of the Units tendered to the Fund will be determined for purposes of calculating the redemption value of such Units. The following table sets forth the key deadlines and dates for the tender and payment of Units with respect to this Cash Repurchase Offer:

Description	Date
Repurchase Request Deadline--the last day to submit tenders of Units for repurchase and the last day to modify or withdraw any tender submitted to the Fund	December 16, 2005
Repurchase Pricing Date-- the day for determination of the net asset value per Unit	December 30, 2005
Repurchase Payment Deadline--the last day for payment of repurchased Units	January 6, 2006

As of the close of business on November 11, 2005, the net asset value of a Unit held by a Limited Partner was $26,705. LIMITED PARTNERS MAY OBTAIN DAILY NET ASSET VALUE INFORMATION DURING THE PERIOD FROM DECEMBER 9, 2005 THROUGH DECEMBER 15, 2005, BY CONTACTING THE FUND AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ON PAGE iii, MONDAY THROUGH FRIDAY, EXCEPT HOLIDAYS, DURING NORMAL BUSINESS HOURS OF 9:00 A.M. TO 5:00 P.M. (EASTERN TIME).

3.  THE EXCHANGE TENDER OFFER.

The Exchange Tender Offer will allow all of the QP Limited Partners (which are the only investors eligible to invest in SSF QP) a one-time exchange option where such Limited Partners can choose to tender their Units of the Fund in exchange for an equal amount of

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full and fractional Units of SSF QP having the same NAV as the tendered Units of the Fund on the Valuation Date.4  Any Partner that is eligible to invest in SSF QP will be eligible to participate in the Exchange Tender Offer. The Exchange Tender Offer is being made only to QP Limited Partners and is not conditioned on any minimum amount of Units being tendered for exchange. The Cash Repurchase Offer is not limited by the Exchange Tender Offer. Thus, a QP Limited Partner may tender all of its Units in the Cash Repurchase Offer and not participate in the Exchange Tender Offer or a QP Limited Partner may tender less than all of its Units in the Cash Repurchase Offer and tender all (but not less than all) of its remaining Units in the Exchange Tender Offer. To clarify, a QP Limited Partner may participate in the Exchange Tender Offer only if such Limited Partner tenders, pursuant to the Exchange Tender Offer and/or the Cash Repurchase Offer, an aggregate of all of the Units held by such Limited Partner.

QP Limited Partners who choose to participate in the Exchange Tender Offer by tendering their Units will receive in exchange an amount of units of SSF QP equal in value to the Units tendered for exchange, at a price equal to the NAV of the tendered Units as of the close of business on the Valuation Date. Each Unit of SSF QP issued to a tendering QP Limited Partner will have an NAV equal to the NAV of the Fund Units exchanged. The NAV of the Fund’s Units and SSF QP’s Units will be determined in an identical manner. On the Exchange Date the Fund will contribute marketable securities, on a pro rata basis to SSF QP having a total net asset value equal to the total net asset value of the Units being exchanged. In exchange for such contribution of portfolio securities to SSF QP, the Fund, which is a Qualified Purchaser, shall be issued Units in SSF QP, consisting of limited partnership interests and general partnership interests, which will be exchanged to QP Limited Partners who participate in the Exchange Tender Offer and the Adviser, respectively. SSF QP will have the same investment objectives as the Fund but will not accept investors and will not begin investment activities until the day following the Exchange Date. Because Units will be exchanged and issued at NAV, Limited Partners will not be diluted. Moreover, such exchange of Units will not be a taxable transaction for the Funds nor for the tendering QP Limited Partners. SSF QP will have no assets until after the Valuation Date. Other than Mr. Marxe, who intends to tender Units pursuant to the Exchange Tender Offer on a pro rata basis, based upon the amount of Units exchanged by Limited Partners and the amount of Units that remain in the Fund, none of the Individual General Partners intend to tender Units pursuant to the Exchange Tender Offer.

This Exchange Tender Offer will remain open until 5:00 p.m., Eastern Time, on December 16, 2005. The Exchange Tender Offer may be extended, amended or canceled as described in Section 5 below. Limited Partners should realize that the value of the

4 The Fund has requested exemptive relief from the Securities and Exchange Commission (the “Commission”), from certain provisions of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”), to permit the Fund to conduct the Exchange Tender Offer. SSF III will consummate the Offers only if such exemptions are received and if received, only in conformity with the relief granted. THERE CAN BE NO ASSURANCE THAT THE FUND WILL OBTAIN THE REQUESTED RELIEF FROM THE COMMISSION OR THAT ANY RELIEF GRANTED WILL BE ON CONDITIONS AMENABLE TO THE FUND AND THE LIMITED PARTNERS.

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Units tendered will likely change between the date hereof and December 30, 2005, when the value of the Units tendered to the Fund will be determined for purposes of calculating the exchange value of such Units. QP Limited Partners tendering their Units should also note that they will remain limited partners in the Fund, with respect to the Units tendered and accepted by the Fund, through December 31, 2005. QP LIMITED PARTNERS SHOULD READ CAREFULLY THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM OF SSF QP PRIOR TO DECIDING TO PARTICIPATE.

As of the close of business on November 11, 2005, the net asset value of a Unit held by a Limited Partner was $26,705. LIMITED PARTNERS MAY OBTAIN DAILY NET ASSET VALUE INFORMATION DURING THE PERIOD FROM DECEMBER 9, 2005 THROUGH DECEMBER 15, 2005, BY CONTACTING THE FUND AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ON PAGE iii, MONDAY THROUGH FRIDAY, EXCEPT HOLIDAYS, DURING NORMAL BUSINESS HOURS OF 9:00 A.M. TO 5:00 P.M. (EASTERN TIME).

4.  PROCEDURE FOR TENDERS.

If you would like us to tender all or a portion of your Units pursuant to the Cash Repurchase Offer or exchange your Units for units of SSF QP pursuant to the Exchange Tender Offer you should (i) mail or send by national overnight courier service the Letter of Transmittal (enclosed with this Offer Document), to the Fund, 527 Madison Avenue, Suite 2600, New York, New York 10022; or (ii) fax it to the Fund at (212) 207-6515, so that it is received before 5:00 p.m., Eastern Time, on December 16, 2005. IF YOU FAX THE LETTER OF TRANSMITTAL, YOU SHOULD MAIL THE ORIGINAL LETTER OF TRANSMITTAL TO THE FUND PROMPTLY AFTER YOU FAX IT (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 5:00 P.M., EASTERN TIME, ON DECEMBER 16, 2005).

The Fund recommends that all documents be submitted via certified mail, return receipt requested, via national overnight courier or by facsimile transmission with confirmation of successful transmission. A Limited Partner choosing to fax a Letter of Transmittal must also send or deliver the original completed and executed Letter of Transmittal promptly thereafter. Limited Partners wishing to confirm receipt of a Letter of Transmittal may contact the Fund at the address or telephone number set forth above. The method of delivery of any documents is at the election and complete risk of the Limited Partner tendering Units including, but not limited to, the failure to receive any Letter of Transmittal or other document submitted by facsimile transmission. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, and such determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Fund, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offers or any defect in any tender with respect to any particular Unit or any particular Limited Partner, and the Fund's interpretation of the terms and conditions of the Offers will be final and binding.

10

Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tenders will not be deemed to have been made until the defects or irregularities have been cured or waived. Neither the Fund nor its agents shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

5.  WITHDRAWAL RIGHTS.

Any Limited Partner tendering Units pursuant to the Cash Repurchase Offer or Exchange Tender Offer may withdraw his, her or its tender at any time prior to or on December 16, 2005. To be effective, any notice of withdrawal of a tender must be timely received at the address or fax number set forth on page iii. A form to give notice of withdrawal of a tender is available by calling the Fund at the telephone number indicated on page 2. All questions as to the form and validity (including time of receipt) of notices of withdrawal of a tender will be determined by the Fund, in its sole discretion, and such determination shall be final and binding. A tender of Units properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offers. However, withdrawn Units may be tendered again prior to December 16, 2005 by following the procedures described in Section 3.

6.  CERTAIN CONDITIONS OF THE OFFER.

THE CASH REPURCHASE OFFER. The Cash Repurchase Offer will expire on December 16, 2005. The Fund reserves the right, at any time and from time to time, to suspend or postpone the Cash Repurchase Offer, by approval of a majority of the Board, for: (a) any period during which there is a suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment, (b) any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) any period as the Commission may by order permit. The Fund will promptly notify all Partners of any such suspension or postponement.

THE EXCHANGE TENDER OFFER. The Exchange Tender Offer will expire on December 16, 2005. The Fund reserves the right, at any time and from time to time, up to and including acceptance of tenders pursuant to the Exchange Tender Offer to: (a) cancel the Exchange Tender Offer and in the event of such cancellation not to exchange any Units tendered pursuant to the Exchange Tender Offer; (b) amend the Exchange Tender Offer; and (c) postpone the acceptance of Units in the Exchange Tender Offer. If the Fund determines to amend the Exchange Tender Offer or to postpone the acceptance of Units tendered, it will, to the extent necessary, extend the period of time during which the Exchange Tender Offer is open and will promptly notify Limited Partners. During any such extension, all Units previously tendered and not withdrawn will remain subject to the Exchange Tender Offer.

11

The Fund may cancel or amend the Exchange Tender Offer or postpone the acceptance of tenders for any reason, including, without limitation, if the Fund does not receive the exemptive relief requested from the Commission, as described herein. The Fund has requested exemptive relief from the Commission, from certain provisions of the 1940 Act and the Securities Exchange Act of 1934, as amended, to permit the Fund to conduct the Exchange Tender Offer. SSF III will consummate the Exchange Tender Offer only if such exemptions are received and if received, only in conformity with the relief granted. THERE CAN BE NO ASSURANCE THAT THE FUND WILL OBTAIN THE REQUESTED RELIEF FROM THE COMMISSION OR THAT ANY RELIEF GRANTED WILL BE ON CONDITIONS AMENABLE TO THE FUND AND THE LIMITED PARTNERS.

7.  CERTAIN INFORMATION ABOUT THE FUND.

The Fund, which was organized as a Delaware limited partnership on October 18, 1993, is a closed-end management investment company registered with the Commission under the 1940 Act. The Fund’s Units are not registered under the Securities Act of 1933 (the “1933 Act”) because Units are sold in non-public offerings in compliance with Regulation D promulgated under the 1933 Act. Each unaffiliated investor in the Fund is an "accredited investor" within the meaning of Regulation D under the 1933 Act and a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund may offer and sell additional Units to existing Limited Partners and qualified new investors in the future. The Fund operates as an “interval fund” under Rule 23c-3 promulgated under the 1940 Act and conducts routine cash repurchase offers pursuant to its fundamental policies and Rule 23c-3 under the 1940 Act, as well as its Limited Partnership Agreement. The Fund’s investment objectives are to maximize long-term capital appreciation by investing primarily in equity securities and securities with equity features of companies traded publicly on Nasdaq or “over-the-counter” or listed on national securities exchanges, which possess a technological, market or product niche, which may be, for various reasons, undervalued, or with prospects of going private or being acquired.

As of June 30, 2005, SSF III had approximately 289 Unit holders who were Qualified Purchasers, owning approximately 92% of the Fund's Units, and approximately 162 Limited Partners who were not Qualified Purchasers owning the balance. As of June 30, 2005, (i) SSF III’s total assets were approximately $500.0 million; (ii) the Adviser held 1,244.7802 Units of the fund (representing approximately $31.1 million and 6.2% of the outstanding Units) as a General Partner (and no Units as a Limited Partner); (iii) the Individual General Partners as a group held an aggregate of 178.2013 Units of SSF III (representing approximately $4.5 million and 0.9% of the outstanding Units)5  as General

5 This figure excludes the Units held by the Adviser although Austin Marxe, an Individual General Partner, is deemed to beneficially own the Units held by the Adviser by virtue of his control over the Adviser.

12

Partners, other than 15.3178 Units held as a Limited Partner by one Individual General Partner.

The Adviser receives a performance allocation equal to 20% of the net profit allocated to Limited Partners for each fiscal period (which is calculated with regard to a “high water mark” - that is, if there is a loss for an accounting period, the incentive allocation will not apply to future periods until the loss has been recovered.). SSF III pays each quarter, in arrears, an administrative fee to AWM Investment Company, Inc. (“AWM”) equal to 0.75% per annum of the Fund’s NAV.

Depending on participation in the Exchange Tender Offer and the Cash Repurchase Offer, the Fund is likely to be significantly smaller after the effect of the Offers. Although the decrease in the size of the Fund will not result in an increase in the rate of the fee paid to the Fund’s administrator, other expenses of the Fund, such as legal, accounting and compliance fees, will not decrease in proportion to the decrease in the size of the Fund. Although the relative increase in the Fund’s expense ratio is expected to be material, the Board believes that the benefits of the Offers to all Partners (including the continued service of the Adviser) outweigh the burden of any such increase in the Fund’s expense ratio.

8.  CERTAIN INFORMATION ABOUT SSF QP.

SSF QP is a Delaware limited partnership that was formed on May 17, 2005 to effect the Exchange Tender Offer. It will not be registered under the 1940 Act in reliance upon the exemption afforded by Section 3(c)(7) of the 1940 Act as all of its investors will be Qualified Purchasers. SSF QP’s Units will not be registered under the 1933 Act in reliance upon Regulation D promulgated under the 1933 Act. Each investor in SSF QP will also be an "accredited investor" within the meaning of Regulation D under the 1933 Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. SSF QP will have no assets until the Exchange Date.

SSF QP has been designed to act as a companion fund to the Fund and its terms are substantially the same as those of the Fund. SSF QP will have the same investment objectives as the Fund but will not begin investment activities until the Offers are completed. SSF QP will initially have the same administration fee and performance allocation structure as the Fund. The Adviser will receive a performance allocation equal to 20% of the net profit allocated to limited partners of SSF QP for each fiscal period (which is calculated with regard to a “high water mark” as described above). SSF QP will pay each quarter, in arrears, an administrative fee to AWM equal to 0.75% per annum of SSF QP’s NAV. Beginning June 30, 2006, limited partners of SSF QP may redeem their Units of SSF QP semi-annually on June 30 and December 31 of each calendar year, by providing written notice to the Adviser on or before June 15 or December 15, respectively, of such calendar year. The Adviser has the right to limit the aggregate redemptions of Units of SSF QP by limited partners in any semi-annual fiscal period to 10% of the outstanding Units at the last day of the period (after the

13

redetermination of Units to reflect SSF QP’s profit or loss as of the end of such period). SSF QP expects to offer and sell additional Units to QP Limited Partners and other Qualified Purchasers semi-annually (i.e., as of January 1 and July 1 of each calendar year) at the discretion of the Adviser (beginning January 1, 2006).

Although SSF QP was formed as a sister fund to the Fund, there are likely to be some significant differences between the two funds. Below is a brief description of some of the more significant differences:

1. The Fund is a closed-end management investment company registered pursuant to the 1940 Act. SSF QP is not registered under the 1940 Act in reliance upon the exemption afforded by Section 3(c)(7) of the 1940 Act as all of its investors will be Qualified Purchasers. As a registered investment company, the Fund is subject to the rules and regulations of the 1940 Act, which require, among other things, (i) that the Fund maintain a board of directors consisting of at least 75% “independent directors” who are responsible for the Fund’s oversight of the Fund’s policies and procedures, (ii) that the Fund file a prospectus and annual and semi-annual reports with the Commission, (iii) that the Fund redeem its units only pursuant to semi-annual repurchase requests conducted in accordance with Rule 23c-3 of the 1940 Act, and (iv) that the Fund obtain prior approval of the Commission prior to engaging in certain affiliate transactions. SSF QP is not a registered investment company and is not be subject to the rules and regulations of the 1940 Act applicable to registered investment companies.

2. The Fund is a registered investment company that has greater than 100 partners and thus does not qualify for the“private placement safe harbor” in applicable Treasury Regulations ensuring that it would not be treated as a publicly-traded partnership for federal income tax purposes. In order to qualify for a different safe harbor, the Fund is required to limit the number of Units repurchased to 5% of Units outstanding per semi-annual period (or 10% per year) and increase the repurchase request deadline from 14 days to 60 days prior to the repurchase pricing date. It is expected that, subject to the approval of at least a majority of the outstanding Units held by Limited Partners after the Offers, commencing in 2006 SSF III’s repurchases will be so limited. SSF QP is not a registered investment company and qualifies for the“passive income” exception from the general rule that a publicly traded partnership shall be taxed as a corporation. As a result, the redemption policies of SSF QP differ from those which are proposed for the Fund; SSF QP is not required to limit repurchases/redemptions and will redeem up to 10% of Units outstanding per semi-annual period (or 20% per year). In addition, the request deadline for redemption of Units of SSF QP will be June 15 or December 15, for the applicable semi-annual offering.

3. Initially the Fund and SSF QP will have substantially similar investment portfolios (except with respect to amount invested). The Fund and SSF QP have the same investment objectives and their respective limited partnership agreements contain substantially identical investment restrictions. However, differences in the investment portfolios may occur as a result of, among other things, the following:

14

(i) It is expected that the Fund and SSF QP will generally participate in the same investments, pro rata based upon asset size. There may be circumstances, however, when such pro rata investment will not be feasible due to differences in the amount of cash available for investment by the Fund and SSF QP at any time, differences in capital contributions, redemptions and other factors.

(ii) As an investment company registered under the 1940 Act, the Fund’s ability to engage in short sales and purchase securities on margin is limited. SSF QP is not subject to the rules and regulations of the 1940 Act and thus is not subject to any limitation with respect to short sales and purchasing securities on margin.

(iii) As a registered investment company the Fund is exempt from the requirements of NASD Rule 2790 with respect to “new issues,” which are any equity securities offered in an initial public offering. Generally, NASD Rule 2790 prohibits a “new issue from being sold to an account in which a “restricted person” (persons associated with NASD members and certain other persons) has a beneficial interest. SSF QP is not a registered investment company and thus its participation in new issues will be subject to the requirements of NASD Rule 2790. The large number of investors in SSF QP may make it impracticable to accurately determine and update the status of investors as restricted persons or non-restricted persons and thus may limit SSF QP’s participation in “new issues.”

QP LIMITED PARTNERS SHOULD CAREFULLY READ THE SSF QP CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM ATTACHED HERETO PRIOR TO DECIDING TO PARTICIPATE IN THE EXCHANGE TENDER OFFER.

9.  CERTAIN FEDERAL INCOME TAX CONSEQUENCES.

Below is a general summary of the United States federal income tax consequences to the Limited Partners who participate in the Offers. Limited Partners should consult their own tax advisors for a complete description of the tax consequences to them as a result of participation in the Offers.

THE CASH REPURCHASE OFFER. In general, a Limited Partner from which Units are repurchased by the Fund will be treated as receiving a distribution of money from the Fund. Such Limited Partner generally will not recognize income or gain as a result of the repurchase, except to the extent (if any) that the amount of consideration (both in money and a reduction in the Limited Partners share of SSF III liabilities) received by the Limited Partner exceeds such Limited Partner's adjusted tax basis in such Limited Partner's Units. A Limited Partner's basis in such Limited Partner's Units will be reduced (but not below zero) by the amount of consideration received by the Limited Partner from the Fund in connection with the repurchase of such Units. Cash distributed to a Limited Partner in excess of the adjusted tax basis of such Limited Partner's Units is taxable as capital gain or ordinary income, depending on the circumstances. A Limited Partner that has all of its Units repurchased by the Fund may recognize a loss, but only to the extent

15

that the amount of consideration received from the Fund is less than the Limited Partner 's then adjusted tax basis in such Limited Partner's Units.

THE EXCHANGE TENDER OFFER. It is anticipated that the exchange of Units for units of SSF QP on the Exchange Date will be treated as a distribution from SSF III to the QP Limited Partner of property other than money. Such QP Limited Partner will generally not recognize income or gain, except to the extent (if any) that the amount of such QP Limited Partner’s share of SSF III liabilities is reduced by an amount in excess of such QP Limited Partner’s adjusted tax basis in such QP Limited Partner’s Units. Generally, a QP Limited Partner’s adjusted tax basis in the units of SSF QP received will be equal to such QP Limited Partner’s adjusted tax basis in the Units exchanged therefor, reduced by any reduction in such QP Limited Partner’s share of SSF III liabilities.

10.  MISCELLANEOUS.

No repurchase fees, brokerage commissions, fees or other remuneration will be paid by the Fund, SSF QP or any Limited Partner in connection with the Offers. SSF QP will bear, as organizational costs, the costs of effecting the Exchange Tender Offer, including the legal fees associated with the relief requested from the Commission under the 1940 Act and the 1934 Act, and the filing with the Commission of the Fund’s tender offer materials for the Exchange Tender Offer. Any and all costs and expenses in connection with the Cash Repurchase Offer will be incurred before the Fund calculates its NAV, and therefore will be reflected in the NAV, on the Valuation Date.

The Offers are not being made to, nor will tenders be accepted from, Limited Partners in any jurisdiction in which the Offers or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Fund is not aware of any jurisdiction in which the Offers or tenders pursuant thereto would not be in compliance with the laws of such jurisdiction. However, the Fund reserves the right to exclude Limited Partners from the Offers in any jurisdiction in which it is asserted that the Offers cannot lawfully be made. The Fund believes such exclusion is permissible under applicable laws and regulations, provided the Fund makes a good faith effort to comply with any state law deemed applicable to the Offers.

16

LETTER OF TRANSMITTAL

REGARDING UNITS OF LIMITED PARTNERSHIP INTEREST

IN

SPECIAL SITUATIONS FUND III, L.P.

Tendered Pursuant to the Cash Repurchase Offer and Exchange Tender Offer described in the

Offer Document

Dated November 17, 2005

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT,
AND THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE FUND BY,
5:00 P.M, EASTERN TIME, ON DECEMBER 16, 2005.

IF YOU WISH TO TENDER YOUR UNITS PURSUANT TO THE CASH REPURCHASE
OFFER OR THE EXCHANGE TENDER OFFER PLEASE COMPLETE THIS LETTER
OF TRANSMITTAL AND RETURN IT BY MAIL TO:

Special Situations Fund III, L.P.
527 Madison Avenue, Suite 2600
New York, New York 10022
Telephone: (212) 207-6500

Ladies and Gentlemen:

The undersigned hereby tenders to Special Situations Fund III, L.P., a limited partnership organized under the laws of the State of Delaware (the "Fund"), in the manner and to the extent specified below, the units of limited partnership interest (hereinafter the "Unit" or "Units" as the context requires) in the Fund or portion thereof held by the undersigned, on the terms and conditions set forth in the Offer Document dated November 17, 2005, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offers").

THE TENDER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFERS, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY THE FUND, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

* * *
INSTRUCTIONS
* * *

If you are tendering Units pursuant to the Cash Repurchase Offer only, please complete Part 1.

If you are a Qualified Purchaser and are tendering Units pursuant to the Exchange Tender Offer only, please complete Part 2 and then complete Exhibit A.

If you are a Qualified Purchaser and are tendering Units pursuant to the Cash Repurchase Offer and the Exchange Tender Offer, please complete Parts 1 and 2 below and then complete Exhibit A.

AFTER COMPLETION PLEASE RETURN THIS FORM BY MAIL TO:

Special Situations Fund III, L.P.
527 Madison Avenue, Suite 2600
New York, New York 10022
OR FAX TO:
Fax # (212) 207-6515

(IF FAXED, PLEASE RETURN ORIGINAL TO THE ADDRESS ABOVE)

FOR ADDITIONAL INFORMATION PLEASE CALL US AT (212) 207-6500.

SPECIAL SITUATIONS FUND III, L.P.

PART 1 - CASH REPURCHASE OF UNITS TENDER FORM

By completing the applicable provisions of Part 1 hereof, the undersigned hereby tenders to the Fund the Units or portion thereof tendered hereby, as described and specified below, pursuant to the Cash Repurchase Offer. The undersigned hereby warrants that the undersigned has full authority to tender the Units or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Cash Repurchase Offer. The undersigned recognizes that under certain circumstances set forth in the Cash Repurchase Offer, the Fund may not be required to purchase any of the Units in the Fund or portions thereof tendered hereby. Payment of the purchase price for the Units or portion thereof tendered by the undersigned will be made by check or wire transfer of the funds to the account identified by the undersigned below. The undersigned recognizes that the amount of the purchase price for Units will be based on the net asset value of the Fund as of December 30, 2005, the last business day of the year. Except as stated in Section 5 of the Offer Document, this tender is irrevocable. The undersigned hereby tenders Units for repurchase, at a price of $25,000 per Unit, as follows (complete one of the following):

_________ Number of Units
or
_________ % of Units

The number or percentage of Units tendered hereby will represent Units owned by the undersigned on the Repurchase Pricing Date (December 30, 2005).

PAYMENT OF THE CASH REPURCHASE OFFER

Please indicate the manner in which you wish to receive payment:

[   ]  Check (all payments will be mailed to your address as reflected in the Fund's records, unless otherwise noted).
Address:   ____________________________
____________________________
____________________________

[   ]  Wire transfer (if so, check the box and complete the information below).

Bank Name: _________________________________________

ABA Routing Number: ________________________________

Credit to: ___________________________________________

Account Number: ____________________________________

For further credit to: __________________________________

Name(s) on the Account: ______________________________

__________________________________________________

Account Number: ____________________________________

SIGNATURE PAGE FOR CASH REPURCHASE OFFER

For an Individual or Joint Account:

_________________________________________	_________________________________________
Print Name(s)

_________________________________________
_________________________________________
_________________________________________
Address

(______)__________________________________
Telephone Number

_________________________________________
Social Security No. or Taxpayer Identification No.:

_________________________________________	_________________________________________
Signature(s)

Date: _____________________________________

For an Entity:

_________________________________________
Name of Entity

_________________________________________
_________________________________________
_________________________________________
Address

(_____)___________________________________
Telephone Number

_________________________________________
Social Security No. or Taxpayer Identification No.:

By: ______________________________________

Print Name: _______________________________

Print Title: ________________________________

Date: ______________________

SPECIAL SITUATIONS FUND III, L.P.

PART 2 - EXCHANGE TENDER OFFER
(FOR LIMITED PARTNERS WHO ARE QUALIFIED PURCHASERS ONLY)

By completing the applicable provisions of Part 2 hereof, the undersigned hereby tenders to the Fund the Units tendered hereby as described and specified below, pursuant to the Exchange Tender Offer in exchange for an amount of whole or fractional units of Special Situations Fund III QP, L.P., a limited partnership organized under the laws of the State of Delaware ("SSF QP"), equal in value to the net asset value of the tendered Units of the Fund as of December 30, 2005 (the "Valuation Date"). The undersigned hereby warrants that the undersigned has full authority to tender the Units tendered hereby for such exchange and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned agrees to execute and deliver any additional documents necessary to complete the exchange in accordance with the terms of the Exchange Tender Offer.

In completing the applicable provisions of Part 2 hereof, the undersigned recognizes that under certain circumstances set forth in the Exchange Tender Offer, the Fund may not be required to accept any of the Units in the Fund tendered hereby in the Exchange Tender Offer. The undersigned recognizes that (i) the exchange of its Units for those of SSF QP will be completed as of December 31, 2005, (ii) the undersigned will remain a limited partner of the Fund through December 31, 2005, and (iii) as of January 1, 2006 the undersigned will be a partner of SSF QP. The undersigned recognizes that the amount of Units received by the undersigned pursuant to the Exchange Tender Offer will initially be based on the unaudited net asset value of the Fund as of December 30, 2005, and may change subject to the year end audit of the Fund. Except as stated in Section 5 of the Offer Document, this tender is irrevocable.

A. Please check the box below if you are a limited partner that is a Qualified Purchaser and you would like to tender your Units pursuant to the Exchange Tender Offer.

[__] The undersigned desires to tender all units of limited partnership interest in the Fund not tendered and accepted in the Cash Repurchase Offer in exchange for units of limited partnership interest of Special Situations Fund III QP, L.P. ("SSF QP") as set forth in the Exchange Tender Offer.*

* The undersigned also authorizes the Fund to take steps reasonably necessary to conduct the exchange transaction.

B. By executing below the undersigned hereby acknowledges and agrees as follows:

(i) Effective at 5:00 p.m. New York time on December 31, 2005, all of the Units of the undersigned in SSF III tendered pursuant to the Exchange Tender Offer (the “Redeemed Units”**) shall be redeemed in accordance with the Agreement of Limited Partnership of SSF III (the “SSF Limited Partnership Agreement”), and the undersigned shall have withdrawn from SSF III.

** Any Units tendered by a QP Limited Partner pursuant to the Cash Repurchase Offer that are not accepted for redemption by SSF III because the Cash Repurchase Offer is oversubscribed shall be deemed to have been tendered pursuant to the Exchange Tender Offer and will be included as Redeemed Units.

(ii) In full and complete satisfaction of its obligations to pay redemption proceeds set forth in the SSF III Limited Partnership Agreement, SSF III assigns and transfers to the undersigned, effective at the opening of business on January 1, 2006 (the “Admittance Time”), SSF QP units having a net asset value equal to the net asset value of the Redeemed Units on the Valuation Date. Such transfer shall constitute a distribution in kind by SSF III of its interest in SSF QP and is being made in exchange for the undersigned’s interest in SSF III.

(iii) The undersigned accepts this assignment and hereby assumes and undertakes to perform all obligations to be performed by a limited partner of SSF QP under the terms of the Agreement of Limited Partnership of SSF QP, as in effect from time to time (the “SSF QP Limited Partnership Agreement”). The undersigned hereby agrees to become a limited partner of SSF QP. The undersigned acknowledges receipt of the Confidential Private Placement Memorandum of SSF QP and the SSF QP Limited Partnership Agreement and agrees to be bound by the SSF QP Limited Partnership Agreement.

(iv) The undersigned represents and warrants that:

(a)    the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Act”);

(b)    the undersigned is a Qualified Purchaser on the date hereof, and that the information contained in the undersigned’s Qualified Purchaser Confirmation attached hereto as Exhibit A and made a part hereof, is true and complete;

(c)    he, she or it is acquiring the limited partnership interest in SSF QP for his, her or its own account, for investment purposes only and not with any expectation or intent of making any further distribution or resale of the interest acquired; and

(d)    the undersigned understands that (i) the SSF QP limited partnership interest has not been registered under the Act or corresponding provisions of applicable state securities laws; and (ii) the SSF QP limited partnership interest may not be further transferred in the absence of such registration or the availability of an exemption from such registration requirements; and

(Signature Page Follows)

SPECIAL SITUATIONS FUND III, L.P.

SIGNATURE PAGE FOR EXCHANGE TENDER OFFER

For an Individual or Joint Account:

_________________________________________	_________________________________________
Print Name(s)
________________________________________
________________________________________
________________________________________
Address

(_____)__________________________________
Telephone Number

_________________________________________
Social Security No. or Taxpayer Identification No.:

_________________________________________	_________________________________________
Signature(s)

Date: _____________________________________

For an Entity:

_________________________________________
Name of Entity

_________________________________________
_________________________________________
_________________________________________
Address

(_____)___________________________________
Telephone Number

_________________________________________
Social Security No. or Taxpayer Identification No.:

By: ______________________________________

Print Name: _______________________________

Print Title: ________________________________

Date: ______________________

SPECIAL SITUATIONS FUND III, L.P.
EXHIBIT A
QUALIFIED PURCHASER CONFIRMATION

CONFIRMATION OF STATUS AS A QUALIFIED PURCHASER
(Must be completed by all Qualified Purchasers)

Please indicate below the category under which you meet the requirements to be considered a “Qualified Purchaser.”

For Individual Investors Only

___	(1)	I certify that I am a qualified purchaser because I own[1] not less than $5,000,000 in investments.[2]

For “Family” Corporations, Foundations, Endowments, or Partnerships

___	(2)
The undersigned hereby certifies that it is a qualified purchaser because it owns not less than $5,000,000 in investments and the undersigned is owned directly or indirectly (1) by or for the benefit of two or more natural persons who are (A) related as siblings or spouse (including former spouses), (B) direct lineal descendants by birth or adoption, (C) spouses of such persons, (D) the estates of such persons, or (2) by foundations, charitable organizations or trusts established by or for the benefit of such persons.

For Trusts

___	(3)
The undersigned hereby certifies that it is a qualified purchaser because it was not formed for the specific purpose of acquiring Limited Partnership Interests in Special Situations Fund III QP, L.P., and the trustee or other authorized person making decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in items (1), (2) or (4) of this questionnaire.

For Others

___	(4)
The undersigned hereby certifies that it is a qualified purchaser because it is a natural person or entity, either acting for its own account or the accounts of other qualified purchasers, who in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in investments.

Note: In determining whether the $5 million or $25 million thresholds are met, investments can be valued at cost or market value as of a recent date. There shall be deducted from the value of any investment the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investment.

1    A natural person may include any investments held jointly with his or her spouse or in which such person shares a community property interest with his or her spouse. If the Limited Partnership Interest in the Fund is held jointly, there may be included in the amount of each spouse’s investments any investment owned by the other spouse (whether or not such investment is held jointly or subject to a community property interest).
2    The term “investments” shall mean any or all of the following types of assets: (1) securities (as defined in the Securities Act), except for securities of issuers controlled by the Limited Partner (“Control Securities”), unless the issuer of the Control Securities is itself a registered or private investment company or the Control Securities represent securities of an issuer that are listed on a national securities exchange or on NASDAQ; (2) securities contracts or options thereon; (3) physical commodities; (4) real estate held for investment purposes; and (5) cash and cash equivalents held for investment purposes.